UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019 diamedica therapeutics inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Carlson Parkway, Suite 260 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

 (763) 496-5454

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The Continuance

On May 31, 2019, DiaMedica Therapeutics Inc. (the “Company”) continued its existence from a corporation incorporated under the Canada Business Corporations Act (“CBCA”) into British Columbia under British Columbia’s Business Corporation Act (“BCBCA”) (the “Continuance”). The Continuance was approved by the Company’s shareholders at the Company’s 2019 Annual General and Special Meeting of Shareholders held on May 22, 2019.

Effects of the Continuance

Upon the effectiveness of the Continuance:

●

the affairs of the Company ceased to be governed by the CBCA, the Company’s existing Certificate of Continuance, as amended by those Certificates of Amendment dated December 28, 2016, September 24, 2018 and November 15, 2018 (collectively, the “Canada Articles”) and the Company’s existing By-Law No. 1 and 2, as amended and restated on September 30, 2018 (the “Canada Bylaws”), and the affairs of the Company became subject to the BCBCA and a new Notice of Articles and Articles (collectively, the “BC Articles”);

●

the Company as a corporation continued under the BCBCA (“DiaMedica BC”) (i) is deemed to be the same entity as the Company when it was a corporation incorporated under the CBCA (“DiaMedica Canada”) for all purposes under the BCBCA, (ii) continues to have all of the rights, privileges and powers of DiaMedica Canada, (iii) continues to possess all of the properties of DiaMedica Canada and (iv) continues to have all of the debts, liabilities and obligations of DiaMedica Canada;

●	each outstanding voting common share of DiaMedica Canada continued as an outstanding voting common share of DiaMedica BC;

●

each outstanding option, warrant or other right to acquire voting common shares of DiaMedica Canada continued as an equivalent option, warrant or other right to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option), the same number of voting common shares of DiaMedica BC;

●

each employee benefit plan, incentive compensation plan or other similar plan of DiaMedica Canada continued to be an employee benefit plan, incentive compensation plan or other similar plan of DiaMedica BC;

●	each director and officer of DiaMedica Canada continued to hold his or her respective position with DiaMedica BC; and

●	the name of DiaMedica BC remains DiaMedica Therapeutics Inc.

Certain rights of the Company’s shareholders were also changed as a result of the Continuance, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2019 (the “2019 Proxy Statement”), under the section entitled “Voting Proposal Three – Continuance of DiaMedica Therapeutics Inc. from the Canada Business Corporations Act to British Columbia’s Business Corporation Act,” which description is incorporated herein by reference.

The Continuance did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Continuance. The Continuance did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth of the Company.

Differences between the CBCA and the BCBCA

The Company is governed by the BCBCA. Although the rights and privileges of shareholders under the CBCA are in many instances comparable to those under the BCBCA, there are several notable differences. In general terms, the BCBCA provides to shareholders substantively the same rights as are available to shareholders under the CBCA, including rights of dissent and appraisal and rights to bring derivative actions and oppression actions. There are, however, important differences concerning the qualifications of directors, location of shareholder meetings and certain shareholder remedies. The differences include but are not limited to:

●

the BCBCA provides that a public company must have a minimum of three directors but does not impose any residency requirements on the directors; whereas, under the CBCA, at least 25% of the Company’s directors must be resident Canadians;

●	the BCBCA and the BC Articles require a special resolution to remove a director; whereas, under the CBCA, directors may be removed by an ordinary resolution of shareholders;

●

the BCBCA permits amendments to the BC Articles to be approved by ordinary resolution; whereas, under the CBCA, changes to the Canada Articles generally require approval by shareholders by special resolution and changes to the Canada By-laws require shareholder approval by ordinary resolution;

●

in order for one or more record or non-record shareholders to be entitled to submit a proposal under the BCBCA, they must have held voting shares for an uninterrupted period of at least two years before the date the proposal is signed by the shareholders and must own not less than 1% of the total number of voting shares or voting shares with a fair market value in excess of CAD$2,000; whereas, under the CBCA, a record or non-record shareholder may submit a proposal, although the record or non-record shareholder must either: (i) have owned for six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least CAD$2,000, or (ii) have the support of persons who, in the aggregate, have owned for six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least CAD$2,000;

●

the BCBCA requires the Company to hold a special shareholders meeting within not more than four months after a demand from a shareholder holding 5% of the outstanding voting equity; whereas, under the CBCA, the Company was required to hold a special shareholders meeting within 21 days after a demand from a shareholder holding 5% of the outstanding voting equity;

●

to dissent from certain corporate actions, the BCBCA requires a dissenting shareholder to generally send notice of dissent prior to a resolution being passed; whereas, the CBCA allows a shareholder to dissent within 20 days after learning of a resolution’s passage if the shareholder had not previously voted in favor of the resolution;

●

when oppression of a shareholder is alleged, the BCBCA allows a court to grant relief where a prejudicial effect to the shareholder is merely threatened; whereas, under the CBCA, a court is only allowed to grant relief where the oppressive effect actually exists;

●	non-shareholders also require the leave of a court in order to bring an oppression claim; whereas, under the CBCA, non-shareholders may bring an oppression claim without court leave;

●

under the BCBCA, a court may grant leave for an application to commence a shareholder derivative action if (i) the complainant has made reasonable efforts to cause the directors of the Company to prosecute or defend the legal proceeding, (ii) notice of the application for leave has been given to the Company and to any other person the court may order, (iii) the complainant is acting in good faith, and (iv) it appears to the court that it is in the best interests of the Company for the legal proceeding to be prosecuted or defended; whereas, under the CBCA, a court may grant leave for application to commence a shareholder derivative action if (i) the complainant has given at least 14 days’ notice to the directors of the corporation or its subsidiary of the complainant’s intention to apply to the court if the directors of the corporation or its subsidiary do not bring, diligently prosecute, defend or discontinue the action, (ii) the complainant is acting in good faith, and (iii) it appears to be in the interests of the corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued;

●

under the BCBCA, general meetings of shareholders are to be held in British Columbia, or may be held at a location outside of British Columbia if: (i) the location is provided for in the BC Articles, (ii) the BC Articles do not restrict the Company from approving a location outside of British Columbia and the location is approved by the resolution required by the BC Articles for that purpose, or if no resolution is required for that purpose by the Articles, is approved by ordinary resolution, or (iii) the location is approved in writing by the Registrar of Companies before the meeting is held; whereas, under the CBCA, general meetings of shareholders at (i) the location provided in the Canada Bylaws or (ii) if no location is stated in the Canada Bylaws, then in a location determined by the directors, provided if the location is outside of Canada, then such location must be in the Canada Articles or all the shareholders entitled to vote at the meeting agree that the meeting is to be held at that place;

●	the BCBCA permits a subsidiary to hold shares of its parent entity; whereas, the CBCA does not permit a subsidiary to hold shares of its parent entity; and

●

the BCBCA permits a corporate group to implement horizontal short-form amalgamations even though all the shares of the amalgamating companies are not held by the same company within the group and permits a company to amalgamate with a foreign corporation to form a British Columbia company, if permitted by the foreign jurisdiction; whereas, the CBCA does not permit such short-form amalgamations.

The foregoing descriptions of the CBCA and BCBCA do not purport to be complete and are qualified in their entirety by reference to the full provisions of the CBCA and BCBCA, as applicable.

More information about the differences between the CBCA and BCBCA may be found in the 2019 Proxy Statement under the Section entitled “Voting Proposal Three – Continuance of DiaMedica Therapeutics Inc. from the Canada Business Corporations Act to British Columbia’s Business Corporation Act,” which description is incorporated herein by reference.

The Charter Documents of DiaMedica Canada and DiaMedica BC

Under the CBCA, the charter documents of DiaMedica Canada consisted of: (i) Canada Articles, which set forth, among other things, the name of the corporation, the province in which the corporation’s registered office is to be located, the authorized share capital including any rights, privileges, restrictions and conditions thereon, whether there are any restrictions on the transfer of shares of the corporation, the number of directors (or the minimum and maximum number of directors), any restrictions on the business that the corporation may carry on and other provisions such as the ability of the directors to appoint additional directors between annual meetings, and (ii) the Canada By-laws, which governed the management of the corporation. The Canada Articles were filed with Corporations Canada and the Canada By-laws were filed only at the registered office.

Under the BCBCA, the charter documents of DiaMedica BC consist of (i) Notice of Articles, which sets forth the name of the Company, the Company’s registered and records office, the names and addresses of the directors of the Company and the amount and type of authorized capital, and (ii) Articles, which govern the management of the Company and set out any special rights or restrictions attached to shares. The Notice of Articles is filed with the Registrar of Companies and the Articles are filed only with a Company’s registered and records office.

The provisions of the Canada Articles and Canada By-laws are similar in substance to the BC Articles in most respects. The differences include but are not limited to:

●	the BC Articles need to specify that the directors are authorized to set the remuneration paid to the auditors of the Company; whereas, the Canada Articles and Canada By-laws did not;

●

the BC Articles provide additional clarity regarding the conduct of shareholder meetings, including (i) confirming that access to ballots and proxies voted at the shareholder meeting will be provided as soon as reasonably practicable after the meeting, (ii) confirming the authority of the chair of the shareholder meeting and the Company’s board of directors to waive the time by which proxies must be deposited with the Company or its agent in respect of a shareholder meeting, (iii) revising authority for determining which persons, in addition to shareholders, proxy holders, directors and the auditors, may attend shareholder meetings, (iv) revising authority for adjourning a shareholder meeting due to lack of quorum, (v) clarifying that the chair of the meeting has authority to determine certain disputes in good faith and (vi) clarifying that both the chair of the meeting and the Company’s board of directors have the authority to require evidence of ownership of shares and authority to vote at a shareholder meeting; whereas, the Canada Articles and Canada Bylaws did not provide such clarity;

●

under the BC Articles, the Company’s board of directors may approve the following without shareholder approval: (i) a subdivision of all or any of the unissued, or fully paid issued, shares, (ii) a consolidation of all or any of the unissued, or fully paid issued, shares, and (iii) a change of name of the Company; whereas, under the Canada Articles and Canada Bylaws, such matters required the passage of a special resolution by the shareholders; and

●

the BC Articles may be altered by an ordinary resolution of the shareholders, including creation, variation or elimination of special rights or restrictions attached to issued shares; whereas, the Canada Articles and Canada Bylaws required a special resolution of the shareholders to alter the Canada Articles and an ordinary resolution of the shareholders to alter the Canada Bylaws.

The foregoing descriptions of the BC Articles do not purport to be complete and are qualified in their entirety by reference to the full text of the Notice of Articles and Articles of the Company, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

More information about the differences between the Canada Articles or Canada Bylaws and the BC Articles may be found in the 2019 Proxy Statement under the Section entitled “Voting Proposal Three – Continuance of DiaMedica Therapeutics Inc. from the Canada Business Corporations Act to British Columbia’s Business Corporation Act,” which description is incorporated herein by reference.

Entry into Indemnification Agreements

In connection with the Continuance, the Company will enter into a new indemnification agreement (collectively, the “Indemnification Agreements”) with each of its directors and executive officers (collectively, the “Indemnitees”), in substantially the form of the Company’s existing Indemnification Agreements, but to reflect applicable references to the BCBCA and the BC Articles as opposed to the CBCA and Canada Bylaws.

The Indemnification Agreements will provide indemnification, among other things, to the fullest extent permitted by law and the BC Articles, against any and all expenses (including attorneys’ fees) and liabilities, judgments, fines and amounts paid in settlement that are paid or incurred by the Indemnitees or on his or her behalf in connection with such action, suit or proceeding. The Company will be obligated to pay these amounts only if the Indemnitees acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal or administrative proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful. The Indemnification Agreements will provide that the Indemnitees will not be indemnified and expenses advanced with respect to an action, suit or proceeding initiated by the executive unless (i) so authorized or consented to by the Company’s board of directors or the Company has joined in such action, suit or proceeding or (ii) the action, suit or proceeding is one to enforce the Indemnitee’s rights under the Indemnification Agreements. The Company’s indemnification and expense advance obligations will be subject to the condition that an appropriate person or body not party to the particular action, suit or proceeding shall not have determined that the Indemnitee is not permitted to be indemnified under applicable law. The Indemnification Agreements also set forth procedures that apply in the event an Indemnitee requests indemnification or an expense advance.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
3.1	Notice of Articles of DiaMedica Therapeutics Inc. dated May 31, 2019 (filed herewith)

3.2	Articles of DiaMedica Therapeutics Inc. dated May 31, 2019 (filed herewith)

4.1

Shareholder Rights Plan Agreement dated December 21, 2017 by and between DiaMedica Therapeutics Inc. and Computershare Investor Services Inc. (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on November 9, 2018 (File No. 333-228313))

4.2	Specimen Certificate representing Voting Common Shares of DiaMedica Therapeutics Inc. (filed herewith)

10.1	Form of Indemnification Agreement between DiaMedica Therapeutics Inc. and each Director and Officer (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Dated: June 4, 2019